UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2007

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2007 Laidlaw International, Inc. entered into amendments of the employment agreements with Kevin E. Benson, Beth Byster Byster Corvino, Jeffrey W. Sanders, Jeffery A. McDougle and Mary B. Jordan. The sole reason for these amendments is to revise these executives’ employment agreements to be in compliance with the final IRS Code Section 409A regulations. These amendments to the employment agreements do not modify the salary, bonus, severance, change in control payments or other benefits that are currently provided to executives under the employment agreements that were previously disclosed in, and filed as exhibits to, a Form 8-K, filed on January 24, 2007 for Messrs. Benson, Sanders and McDougle, as well as Ms. Corvino and Ms. Jordan.

The amendments to the employment agreements:

• Provide that if the executive is a "specified employee" (as defined by Section 409A), then upon termination that executive will have to wait six months before receiving a lump-sum payment of his or her termination payments as provided in the relevant employment agreement.

• Provide that notwithstanding the six-month wait discussed above, if the executive is a "specified employee", the executive will be able to be paid $15,500 of his or her termination payment within 30 days of the termination date in accordance with the final Section 409A regulations.

• Require that reimbursement payments under the employment agreement be made in accordance with the final Section 409A regulations.

Copies of the amendments to the employment agreements are attached as Exhibits 99.1 through 99.5.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

September 24, 2007	By:	Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amendment to Amended and Restated Employment Agreement between Kevin E. Benson and Laidlaw International, Inc., dated September 21, 2007
99.2	Amendment to Amended and Restated Employment Agreement between Jeffrey W. Sanders and Laidlaw International, Inc., dated September 21, 2007
99.3	Amendment to Amended and Restated Employment Agreement between Jeffery A. McDougle and Laidlaw International, Inc., dated September 21, 2007
99.4	Amendment to Amended and Restated Employment Agreement between Beth Byster Corvino and Laidlaw International, Inc., dated September 21, 2007
99.5	Amendment to Amended and Restated Employment Agreement between Mary B. Jordan and Laidlaw International, Inc., dated September 21, 2007